UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2019

Concho Resources Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600
(Commission File Number)	(I.R.S. Employer Identification No.)

One Concho Center
600 West Illinois Avenue
Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 683-7443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07, on May 16, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Concho Resources Inc. (the “Company”), the stockholders of the Company approved and adopted the Concho Resources Inc. 2019 Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan constitutes an amendment and restatement of the Company’s 2015 Stock Incentive Plan which previously had been approved by the Company’s Board of Directors (the “Board”) and the Company’s stockholders in 2015.

Previously, on March 25, 2019, the Board approved the Stock Incentive Plan, which increases the number of shares of common stock that the Company may issue under the plan, and the number of shares of common stock that may be issued under the plan through incentive stock options, by 4,500,000 shares.

For a description of the terms and conditions of the Stock Incentive Plan, please refer to “Approval of the Concho Resources Inc. 2019 Stock Incentive Plan” on pages 30-35 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2019 (the “Proxy Statement”), which description is incorporated herein by reference.

The description of the Stock Incentive Plan contained herein and in the Proxy Statement is qualified in its entirety by reference to the complete text of the Stock Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 16, 2019. At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class III directors to serve on the Board for a term of office expiring at the Company’s 2022 Annual Meeting of Stockholders, (ii) ratify the Audit Committee of the Board’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (iii) approve the Stock Incentive Plan and (iv) approve, on an advisory basis, the compensation of the Company’s named executive officers. Each of these items is more fully described in the Proxy Statement.

At the close of business on March 19, 2019, the record date for the Annual Meeting, there were 200,596,513 shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting. The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class III Directors: The election of each Class III director was approved as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Steven D. Gray	170,680,253	8,318,392	80,243	5,235,058
Susan J. Helms	178,289,797	704,218	84,873	5,235,058
Gary A. Merriman	167,556,989	11,436,165	85,734	5,235,058

Proposal No. 2 — Ratification of the Selection of Grant Thornton LLP: The ratification of the selection of Grant Thornton LLP was approved as follows:

For	Against	Abstain	Broker Non-Votes
183,471,569	717,292	125,085	N/A

Proposal No. 3 — Approval of the Concho Resources Inc. 2019 Stock Inventive Plan: The Stock Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
173,358,753	5,617,890	102,245	5,235,058

Proposal No. 4 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain	Broker Non-Votes
174,574,165	4,406,535	98,188	5,235,058

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Concho Resources Inc. 2019 Stock Incentive Plan, effective March 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date:	May 17, 2019	By:	/s/ Travis L. Counts
		Name:	Travis L. Counts
		Title:	Senior Vice President, General Counsel and Corporate Secretary